                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-5823

                         DOMINI SOCIAL INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

               536 Broadway, 7th Floor, New York, New York 10012
                    (Address of Principal Executive Offices)

                                 Amy L. Domini
                         Domini Social Investments LLC
                            536 Broadway, 7th Floor
                            New York, New York 10012
                    (Name and Address of Agent for Service)

        Registrant's Telephone Number, including Area Code: 212-217-1100

                        Date of Fiscal Year End: July 31

                    Date of Reporting Period: July 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

ANNUAL REPORT 2004

JULY 31, 2004

DOMINI SOCIAL EQUITY FUND / DOMINI SOCIAL BOND FUND

Thousands of starfish washed ashore. A little girl began throwing them in the water so they wouldn't die.

"Don't bother, dear," her mother said, "it won't make a difference."

The girl stopped for a moment and looked at the starfish in her hand.

"It will make a difference to this one."

Domini
SOCIAL INVESTMENTS®
Investing for Good℠

Table of Contents

Letter from the President	2
Domini News	5
Domini Social Equity Fund
Performance Commentary	6
Expense Example	9
Social Profiles	11
Portfolio of Investments	19
Domini Social Bond Fund
Performance Commentary	25
Expense Example	29
Social Impact	31
Portfolio of Investments	33
Domini Social Index Portfolio
Statement of Assets and Liabilities	38
Statement of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	41
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	44
Domini Social Equity Fund
Statement of Assets and Liabilities	45
Statement of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	48
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	54
Domini Social Bond Fund
Statement of Assets and Liabilities	55
Statement of Operations	56
Statements of Changes in Net Assets	57
Financial Highlights	58
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	65
Trustees and Officers	66
Proxy Voting Information	70
Quarterly Portfolio Schedule Information	70
For More Information	Back cover

Letter from the President

Dear Fellow Shareholders:

The past year has been a good one for financial markets. Stock market averages are well above their lows, and despite predictions that interest rates would rise dramatically during the period, they have not. The fundamental building blocks of a good investment environment remain in place. Inflation is relatively low, interest rates are relatively low, and companies are earning more than last year.

In addition to these fundamental building blocks, an investor should also be interested in the general economic situation. Today we see growth versus last year in gross domestic product (GDP) and in jobs. These would generally give investors a lot of confidence. In my opinion, however, today's economic situation requires that you look beyond the top-level statistics and try to understand better what is going on underneath.

Earlier this year, in our Semi-Annual Report, I talked about the continuing problem of underemployment, and how it has been holding back an economy that should, according to other indicators, be doing very well. In this report I will discuss how the wrong kind of spending is also acting as a drag on the economy.

There are two elements to spending that matter to building a healthy economy. The first, which is less important, is sheer volume: how much is being spent. This is reported as the GDP. The second element, more complex and significant, is the multiplier effect. How much benefit did a dollar spent help create?

The multiplier effect lay at the root of much of the economy's ability during the 1990s to allow ordinary Americans to feel that their lives were improving, thereby enhancing their willingness to invest. It also helps explain why so many Americans today feel that they are less well off than they used to be, even though their incomes may have risen.

Let's say that filling your car's tank with gas cost you thirty dollars two years ago and costs you forty dollars today. Two years ago you might have spent the extra ten dollars by stopping at the coffee shop and picking up a cup to go, buying a magazine at the corner, handing a homeless person a dollar, and picking up a roll of stickers to give to that three-year-old in your life. You can see immediately that spending the same amount of money for multiple purchases does far more for the economy than a single purchase of gas.

Letter from the President

An easy way of thinking about the multiplier effect is to think about how many people are affected by your purchase. Ten dollars spent at the pump helps the pump station and its employees, the oil company, the shipping companies, and so forth. But when that same ten dollars is spread over five separate transactions, the multiple benefits to multiple businesses grow exponentially.

The above example was not random. The cost of gasoline has risen dramatically over the past two years. In my opinion, it has cut deeply into the robustness of the economy by crowding out dozens of small purchases that otherwise would have been made. As a result the coffee shop, the homeless person asking for spare change, and the corner shop with knickknacks are losing ground.

There are only three customers in the economy, and each has had something come along that has crowded out other potential spending. For the consumer, the spoiler is the price of gas. For government, it is the price of war. For business, it is the price of healthcare benefits.

Just as the price of filling up a tank of gas transfers funds from high multipliers to low ones, so too does the price of war. War does not build infrastructure. It is a single large purchase that comes at the cost of dozens of alternative purchases, even when it is managed within a balanced budget. War does not raise the quality of public schools. It doesn't put police on the street, repair sidewalks, or clean our rivers and lakes. But doing those things, from a purely economic point of view, ricochets through the domestic economy and provides a far more robust return than making war does.

Much has been written about what domestic programs could have been purchased with the cost of the current war, but very little attention has been given to how much more effective these domestic programs are in building an economy. The multiplier effect of Head Start programs for young children is enormous. Thousands of schools and agencies reap the increase in funding. Federal funding for first responders like police, firefighters, and emergency medical teams would save lives, sparing the economic waste of tragedy across cities and towns.

Letter from the President

For business, the spoiler is the price of insurance for healthcare, which has become a disincentive to hire. Corporations are spending money on insurance, a low multiplier item, when they could be allocating funds on developing their employees, providing them with better retirement benefits, and providing customers with better service.

The consumer is estimated to account for about two-thirds of the economy. With consumers spending inefficiently (from an economic perspective), even healthy spending by government and business could have little impact. But this is not to underplay the devastating economic price we are paying for war. The fact that this war is being funded from new money, borrowed from our children, only exaggerates its negative impact on potential growth for the nation.

As socially responsible investors we can make a difference. By making investments that take advantage of the multiplier effect, we help strengthen the economy. When we invest in companies that value their employees and their communities, we help promote the health of the economy as well as the well-being of workers and their families. By directing capital to traditionally underserved markets, we can earn a market rate of return while we help low-income people to buy first homes, create daycare centers, and start small businesses that generate new jobs.

We at Domini Social Investments thank you for your commitment to being a part of the solution, and for your continued support.

Very truly yours,

Amy Domini
amy@domini.com

Domini News

Gap Inc. Sets a New Industry Standard

The clothing we wear is manufactured in factories around the world, and supplied to U.S. companies through complex global supply chains. Although reports have surfaced about sweatshop conditions in many of these facilities, few companies are willing to discuss how their products are made, and there is no generally accepted way for companies to report this information.

In May 2004, Gap Inc. set a high bar for the rest of the clothing industry when it released its first Social Responsibility Report. The report represents the first time that a clothing retailer has publicly rated the way the factories in its global supply chain treat their workers.

Gap's report (available at www.gapinc.com) was the result of two years of dialogue between the company and a group of five socially responsible investors including Domini Social Investments. As a Domini shareholder, you helped to make this possible.

Domini Institutes Redemption Fee to Deter
Market Timing

While Domini has not been involved in the recent market timing or late trading scandals, the Domini Funds have taken a number of steps to protect our shareholders from these practices. In order to deter potential market timers, the Domini Funds have instituted a 2% fee when an investor buys shares in one of the Domini Funds and then sells or exchanges them within 90 days. The fee, which went into effect on December 1, 2003, does not go to our bottom line as the manager of the Funds. It is paid into the affected Fund itself, for the benefit of all shareholders.

Market timers, who buy and sell rapidly in the hope of making a short-term profit, drive up costs for all other shareholders. The Domini Funds are long-term investments. We therefore feel a redemption fee is an appropriate way to deter the practice of market timing. Please see the Funds' current prospectus for more information on the calculation of the redemption fee and certain exceptions to the fee that may apply. To learn more about our policies and procedures regarding market timing and late trading, read Amy Domini's letter to shareholders in the "News" section at www.domini.com.

Domini Social Equity Fund

Performance Commentary

Strong performance during the last five months of 2003 accounted for nearly all of the equity market's gains for the 12-month period ended July 31. Responding to indications of a rebounding economy and solid prospects for earnings, investors pushed the S&P 500 to its highest close of the year on December 31 — indeed, its highest close since May 2002. Equity markets began 2004 with a continuation of this uptrend, but in late January a statement by the U.S. Federal Reserve Board forced investors to confront the prospect of higher short-term interest rates later in the year. Equity markets resisted a correction in February, but March brought a dip, spurred by the effects of a weak U.S. job report on March 5 and the train bombing in Spain on March 11.

A host of factors upset financial markets in April, a month that began with a robust U.S. employment report. Unfortunately, the otherwise welcome rebound in job creation reawakened investor fears of rising interest rates. Exacerbating the malaise were escalations of violence in Iraq, Chinese policy actions intended to slow China's overheated economy, and surging oil prices.

U.S. financial markets settled into a narrower range in June, awaiting the decision of the Federal Reserve to hike rates on June 30. Lower than expected inflation figures helped ease worries of aggressive rate hikes, and stocks trended gently higher. In July, however, investors retreated from higher-risk areas like small caps and information technology stocks. Though small caps had dominated for the first half of the year, a plunge in July left the Russell 2000 small-cap index down by 0.4% for the year to date. The S&P 500 fell 3% during the month, leaving it virtually flat for the calendar year.

The performance of the Fund relative to the S&P 500 was hurt in part due to its underweight in the energy and industrials sectors, the two top-performing sectors over the past 12 months. The Fund's relative performance was also hurt by its exclusion of Boeing and Altria.

The relative performance of the Fund was helped in part by an overweight to the consumer discretionary and information technology sectors, particularly to Qualcomm, Microsoft, Yahoo, eBay, Home Depot, Starbucks, McDonald's, and Time Warner.

Domini Social Equity Fund — Performance Commentary

The Domini Social Equity Fund invests in the Domini Social Index Portfolio. The table and the bar chart below provide information as of July 31, 2004, about the ten largest holdings of the Domini Social Index Portfolio and its portfolio holdings by industry sector.

Ten Largest Holdings

Company	% of Net Assets	Company	% of Net Assets
Microsoft Corporation	5.53	Procter & Gamble Company	2.42
American International Group, Inc.	3.32	J.P. Morgan Chase & Co.	2.39
Johnson & Johnson	2.95	Coca-Cola Company	1.92
Intel Corporation	2.84	Verizon Communications	1.92
Cisco Systems, Inc.	2.54	Merck & Co., Inc.	1.81

Portfolio Holdings by Industry Sector (% of Net Assets)

The holdings mentioned above are described in the Domini Social Index Portfolio's (DSIP) Portfolio of Investments at July 31, 2004, included herein. The composition of the DSIP is subject to change.

Domini Social Equity Fund — Performance Commentary

Average Annual Total Returns(1)

	Domini Social Equity Fund Investor Shares (DSEF-I)		Domini Social Equity Fund Class R Shares (DSEF-R)	S&P 500
As of 6-30-04
1 Year	19.05%		N/A	19.10%
5 Year	–3.11%		N/A	–2.21%
10 Year	11.43%		N/A	11.81%
Since Inception	10.42	%(2)	8.50%(3)	10.77	%(2)/8.86%(3)
As of 7-31-04
1 Year	11.24%		N/A	13.17%
5 Year	–3.32%		N/A	–2.25%
10 Year	10.68%		N/A	11.08%
Since Inception	10.01	%(2)	4.14%(3)	10.41	%(2)/5.26%(3)

Comparison of $10,000 Investment in the
Domini Social Equity Fund Investor Shares and S&P 500(1)

(1)	Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. Certain fees payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived.

A 2.00% redemption fee is charged on sales or exchanges of Investor shares made less than 90 days after settlement of purchase or acquisition through exchange, with certain exceptions. See the Fund's prospectus for further information.

The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

(2)	Since June 3, 1991.

(3)	Since November 28, 2003.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/04

Domini Social Equity Fund

Expense Example

As a shareholder of the Domini Social Equity Fund, you incur two types of costs:

•	Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange Investor shares of the Fund after holding them less than 90 days

•	Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in each class of shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2004, and held through July 31, 2004.

Actual Expenses

For each class of shares of the Fund, the line of the tables captioned "Actual Expenses" below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•	Locate the table relating to the class of shares you hold.

•	Divide your account value by $1,000.

•	Multiply your result in step 2 by the number in the first line under the heading "Expenses Paid During Period" in the table relating to your share class.

•	The result equals the estimated expenses you paid on your account during the period.

Domini Social Equity Fund — Expense Example

Hypothetical Expenses

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the class of shares you hold and an assumed rate of return of 5% per year before expenses, which is not the Fund's return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the applicable class of the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Investor Shares	Beginning Account Value as of 2/1/2004	Ending Account Value as of 7/31/2004	Expenses Paid During Period* 2/1/2004 – 7/31/2004
Actual Expenses	$1,000.00	$977.60	$4.67
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.14	$4.77

Class R Shares	Beginning Account Value as of 2/1/2004	Ending Account Value as of 7/31/2004	Expenses Paid During Period* 2/1/2004 – 7/31/2004
Actual Expenses	$1,000.00	$979.50	$3.10
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.73	$3.17

*	Expenses are equal to the Fund's annualized expense ratio of 0.95% for Investor shares, or 0.63% for Class R shares, multiplied by average account value over the period, multiplied by 182, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini Social Index Portfolio, the underlying portfolio in which the Fund invests.

Domini Social Equity Fund

Social Profiles

Innovative Giving

As a shareholder in the Domini Social Equity Fund, you are invested in a number of companies that are creating real change through their extraordinary approach to philanthropy. The innovative giving programs developed by these companies go beyond the areas that have traditionally received the lion's share of corporate philanthropy: education, hospitals, social service organizations, and the arts. They work not just to relieve immediate problems but to enable systemic change. Whether providing technology, training, or access to capital, these innovative giving programs help disadvantaged people and communities move toward self-sufficiency and empowerment.

In this year's Annual Report we discuss several companies in the Fund's portfolio that we believe have strong programs in innovative giving. Through their efforts, they have helped to advance literacy, increase AIDS awareness, nurture entrepreneurs in developing countries, support minority journalists, teach leadership skills to recent immigrants, and provide many hours of volunteer service in inner cities.

Dollar General

Dollar General Corporation operates retail merchandise stores that sell basic household items to low-income, middle-income, and fixed-income families, primarily in smaller communities.

Ticker: DG	Website: www.dollargeneral.com
Market Capitalization: $6.4B	Percentage of DSIP*: 0.11
*Domini Social Index Portfolio

In 1939, when J.L. Turner founded Dollar General, he had a third grade education and was functionally illiterate. Turner's life experience helped inspire the company's commitment to promoting literacy.

At any one of the company's more than 6,900 stores, a shopper can get information on learning to read or to speak English. Since 1987, brochures offered in the stores have helped more than 50,000 people contact local literacy

Domini Social Equity Fund — Social Profiles

programs. Many of these programs also receive funding from the company. In 2004, the Dollar General Literacy Foundation awarded $1,516,000 in grants to 136 nonprofit literacy organizations across the company's 30-state market area.

Some of Dollar General's stores double as Learning Centers for local residents in overlooked communities. Operating through partnerships with local housing authorities and nonprofit organizations, the Learning Centers provide a 12-week internship program designed to help local residents gain basic job skills. An average of 125 interns take part each year. Training includes adult basic education, preparation for the high-school equivalency test, job placement, and assistance and counseling for continuing education.

In 2004, Dollar General named Kathey Harrell its Student of the Year. When her daughter encouraged her to complete a referral card at the store, Ms. Harrell could read only a few words. She was referred to Literacy Volunteers of Kanawha County in West Virginia, and in May 2002 she began working with a tutor. Within a year she had moved through the first level of literacy training and begun the second. At the same time she used her new skills to help build her own thriving full-time cleaning business.

Estée Lauder

The Estée Lauder Companies, Inc. manufacture and market skin care, makeup, fragrance, and hair care products under the Estée Lauder, Clinique, Aramis, Prescriptives, Origins, MAC, and Aveda brand names.

Ticker: EL	Website: www.elcompanies.com
Market Capitalization: $10.0B	Percentage of DSIP: 0.10

Estée Lauder's MAC brand of cosmetics focuses its charitable giving on a single goal: AIDS awareness. The MAC AIDS Fund has partnered with international organizations such as the United Nations Foundation, whose executive vice president has called it "a model example of a corporation making a significant impact on the world's most challenging issues."

MAC's cofounders Frank Toskan and Frank Angelo launched the AIDS awareness program in 1994 which has raised $32 million, primarily from the sale of Viva Glam lipstick. One hundred percent of Viva Glam sales go to the MAC AIDS Fund,

Domini Social Equity Fund — Social Profiles

and are then directed to local HIV/AIDS initiatives. Administrative and operational costs are covered by MAC. According to the company, the sale of one Viva Glam lipstick can provide one month of food, shelter, basic medical care, and school for an African child orphaned by AIDS.

Sales of the provocative MAC Deck of Cards (and recently published MAC Book of Cards) have provided further funding. To produce these playing cards, designs created by celebrities including Todd Oldham, Susan Sarandon, Iggy Pop, and Pink were painted onto the bodies of models, who were then photographed by fashion photographer Richard Lohr.

In 2003, the MAC AIDS Fund and the Elton John Foundation joined forces to create a series of public service announcements aimed at changing high-risk sexual behavior among teens. The ads, featuring Elton John, Mary J. Blige, Shirley Manson, and young people of different races, examine myths and misconceptions regarding AIDS and sex.

Hewlett-Packard

Hewlett-Packard Company provides a variety of computer-related products and services, including personal computers, workstations, handheld computing devices, digital entertainment systems, calculators, software, and products and services for printing and imaging.

Ticker: HPQ	Website: www.hp.com
Market Capitalization: $61.2B	Percentage of DSIP: 1.10

Many corporate giving programs focus only on a company's domestic U.S. operations, or overseas communities where the company has operations. Hewlett-Packard has chosen instead to implement a widespread program of international giving. In its 2004 Global Citizenship Report, the company said that in the previous year it donated about $62.4 million in cash and equipment worldwide. About 33% of this total was given to organizations based outside the U.S.

Hewlett-Packard's "i-communities" are development initiatives, carried out in partnership with local organizations, that use technology to promote goals such as

Domini Social Equity Fund — Social Profiles

increasing literacy, creating jobs, promoting entrepreneurship, and providing access to government, healthcare, and education services. The company currently has i-communities in Houston, Texas; Kuppam, India; and Mogalakwena, South Africa.

Mogalakwena is a community of 360,000 citizens that encompasses three towns and 117 villages. According to Hewlett-Packard, 65% of residents live below the South African poverty line, more than half are unemployed, and literacy is well below the national average.

The Mogalakwena i-community helps create jobs and helps local people start their own businesses. The initiative focuses on improving information and communication infrastructure, providing technology training, ensuring cultural preservation, and boosting economic development. During 2003, the company says, more than 1,000 citizens, government officials, and educators received computer training. A center was established where PCs are refurbished and community members provide tech support by phone. A multilingual community website and an Internet-based radio station were established, and an innovative project uses PCs, the Internet, and digital cameras to help the community record cultural information on CD-ROM or the Internet.

The International Chamber of Commerce and the UN Development Program gave Hewlett-Packard their World Business Award for Corporate Support of the Millennium Development Goals for the company's work in Mogalakwena during 2003. South African President Thabo Mbeki has said, "The Mogalakwena HP i-community project serves as a practical intervention to address critically important matters such as education, sustainable economic development, good governance and health, and strives to ensure the success of our efforts to push back the frontiers of poverty and provide enhanced access to a better life for all."

E.W. Scripps

The E.W. Scripps Company publishes 21 daily newspapers in the U.S., operates four national television networks and ten television stations, and markets consumer goods through its Shop At Home division.

Ticker: SSP	Website: www.scripps.com
Market Capitalization: $8.3B	Percentage of DSIP: 0.12

Domini Social Equity Fund — Social Profiles

Many charitable programs give money to programs that support minority groups and the disenfranchised. E.W. Scripps does more: It gives these groups a voice and a forum. In so doing, it promotes a diversity of viewpoints in the news media, where diversity is critically important.

E.W. Scripps' philanthropic wing, the Scripps Howard Foundation, has donated $10 million to build a journalism school at Hampton University, a historically black university in Virginia. The gift, which included funding for buildings and scholarships, was intended to promote diversity in the U.S. media industry. The new Scripps Howard School of Journalism and Communications was dedicated in September 2002, with a mission "to create one of the nation's top-ranked journalism and communications programs that organizations will rely on for producing highly skilled and competent graduates." Earl Caldwell, who chronicled some of the most important civil rights events of the past 40 years and was the only reporter present when the Rev. Martin Luther King was assassinated, serves as the Scripps Howard Endowed Professor of Journalism.

Scripps supports the Parity Project of the National Association of Hispanic Journalists, which aims to double the percentage of Latinos in newsrooms by 2008. In December 2003, the company announced the establishment of the Scripps Academy for Hispanic Journalists, a training program for Latino journalists who have an undergraduate degree and are new to the journalistic workforce. The Academy is located at the offices of the Rocky Mountain News in Denver, Colorado.

St. Paul Travelers

The St. Paul Travelers Companies, Inc. provides property and casualty insurance through its global underwriting operations and its reinsurance operation.

Ticker: STA	Website: www.stpaul.com
Market Capitalization: $16.2B	Percentage of DSIP: 0.45

Like many companies, St. Paul Travelers and its private foundations make grants to a variety of organizations in the fields of arts and culture, community development, and education. The company is notable, however, for supporting programs that help shape tomorrow's leaders.

Domini Social Equity Fund — Social Profiles

The foundation's Leadership Initiatives in Neighborhoods Program provides grants to neighborhood artists and activists. These grants allow them to spend a year studying and traveling to build the skills they need as cultural and political leaders in their communities. In 2000, for instance, 13 community leaders received a total of $418,000 through the program. Chiakoua Vang received a grant to work with history professors in the Asian Hmong community with the aim of writing books and other materials for Hmong communities in the U.S. Abebeck Mimi Girma, a gallery owner, received a grant to work with refugees and to create a Center for African Arts.

About 60% of the company's giving is focused on the Minneapolis/St. Paul area, where there are large immigrant communities of Hmong people from Southeast Asia and Somalians from East Africa. Hmong adults have been helped to participate in urban teaching programs that enable them to act as role models for Hmong youth. The same initiative is being extended to the Somali community.

Timberland

The Timberland Company designs, develops, engineers, markets and distributes premium-quality footwear, apparel, and accessories.

Ticker: TBL	Website: www.timberland.com
Market Capitalization: $2.0B	Percentage of DSIP: 0.03

"The contributions City Year volunteers make to Rhode Island are unending because they positively impact children," U.S. Senator Jack Reed (D-RI) has said. "By mentoring, tutoring and providing support to children, they make an investment in Rhode Island's future."

The urban youth corps City Year enables young people aged 17 to 24 to engage in a year of community service. In 1988, Timberland began a partnership with City Year that has created an extraordinary culture of service within the company. Impressed with the group's work, Timberland's CEO Jeffrey B. Swartz joined the board of City Year in 1989. (He served as City Year's national chair from 1994 until 2003.) In 1991 Timberland agreed to City Year's request for a donation of work boots. The organization then invited Timberland employees to spend a day of service alongside the City Year members who received the boots.

Domini Social Equity Fund — Social Profiles

From 1992 to 2003, Timberland invested approximately $20 million in in-kind services such as uniforms and volunteer time to help the expansion of City Year. As City Year's official outfitter, Timberland supplies members with a full line of clothing and footwear. City Year personnel have provided diversity training for Timberland's employees, and City Year New Hampshire was actually launched in Timberland's offices, with company employees offering the City Year New Hampshire volunteers seminars on resume-building and different career paths.

"At Timberland," Swartz has said, "we act on the belief that doing well and doing good are not separate activities. In fact, our commitment to social justice is a part of how we can earn our living. It's how we provide distinction for our customers. It's how we recruit top talent. Finally, it's how we create real, sustainable change in our communities and choose to compete in the world."

The Fund invests in a portfolio designed to replicate the Domini 400 Social Index.SM All companies in the Fund's portfolio are measured against multiple standards of corporate accountability. We avoid companies that manufacture alcohol, tobacco, or firearms, provide services to gambling operations, own or operate nuclear power plants, or earn significant revenues from weapons contracting. Before investing in any company, our social research providers at KLD Research & Analytics, Inc. (KLD) evaluate its social profile by weighing both strengths and weaknesses in the areas of community impact, diversity, employee relations, the environment, human rights, and product safety and usefulness. KLD is responsible for maintaining the Domini 400 Social Index and developing and applying its social and environmental standards. Special thanks to KLD for allowing us to reproduce portions of its research in these pages.

For extensive information about how we use social and environmental criteria to choose our investments, including brief social profiles of every company in the Fund's portfolio, visit www.domini.com.

Unlike other mutual funds, the Domini Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Index Portfolio (DSIP). The companies discussed above can be found in the DSIP's Portfolio of Investments at July 31, 2004, included herein. The composition of the DSIP is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc. (KLD), which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund. Certain portions of these social profiles are copyright © 2004 by KLD and are reprinted here by permission. 09/04

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Domini Social Index Portfolio

Portfolio of Investments

July 31, 2004

Issuer	Shares	Value
Consumer Discretionary — 13.8%
American Greetings Corporation (a)	15,700	$366,124
AutoZone, Inc. (a)	23,331	1,801,153
Bandag, Inc.	2,400	107,160
Bassett Furniture Industries	3,000	57,300
Black & Decker Corp.	20,900	1,461,119
Bob Evans Farms, Inc.	9,300	247,566
Centex Corporation	33,800	1,433,796
Champion Enterprises, Inc. (a)	12,800	124,544
Charming Shoppes, Inc. (a)	29,400	215,796
Circuit City Stores, Inc.	55,400	781,140
Claire's Stores, Inc.	27,000	622,350
Comcast Corporation (a)	374,858	10,271,109
Cooper Tire and Rubber Company	18,800	440,860
Dana Corporation	39,500	761,955
Darden Restaurants, Inc.	44,200	942,786
Delphi Automotive Systems Corporation	152,500	1,450,275
Disney (Walt) Company (The)	562,800	12,995,052
Dollar General Corporation	89,051	1,718,684
Dow Jones & Company	17,400	737,412
eBay Inc. (a)	180,286	14,121,802
Emmis Communications Corporation (a)	15,200	299,744
Family Dollar Stores Inc.	47,000	1,309,420
Fleetwood Enterprises, Inc. (a)	9,300	124,992
Foot Locker, Inc.	39,200	882,000
Gaiam, Inc. (a)	2,200	12,980
Gap Inc.	246,787	5,602,065
Genuine Parts Company	47,600	1,795,948
Harley-Davidson, Inc.	81,600	4,885,392
Harman International Industries, Inc.	18,620	1,596,293
Hartmarx Corporation (a)	8,500	64,090
Home Depot, Inc. (The)	615,406	20,751,490
Horton (D.R.), Inc.	63,600	1,757,268
Interface, Inc. (a)	11,400	94,848
Johnson Controls, Inc.	52,700	2,974,915
KB Home	12,400	794,220
Lee Enterprises, Inc.	9,200	$428,260
Leggett & Platt, Incorporated	51,500	1,393,075
Limited Brands	130,338	2,664,109
Liz Claiborne, Inc.	30,000	1,085,700
Lowe's Companies, Inc.	214,900	10,469,928
Luby's, Inc. (a)	5,800	37,990
Mattel, Inc.	114,385	2,004,025
May Department Stores Company	80,800	2,143,624
Maytag Corporation	22,600	463,300
McDonald's Corporation	345,100	9,490,250
McGraw-Hill Companies	52,800	3,963,168
Media General, Inc.	6,800	406,368
Men's Wearhouse, Inc. (a)	10,600	280,794
Meredith Corporation	11,700	618,696
Modine Manufacturing Company	8,700	258,042
New York Times Company	41,800	1,738,880
Newell Rubbermaid, Inc.	77,178	1,667,045
Nordstrom, Inc.	38,700	1,698,930
Omnicom Group, Inc.	52,700	3,795,454
Oshkosh B'Gosh, Inc.	2,700	60,561
Penney (J.C.) Company, Inc.	75,900	3,036,000
Pep Boys — Manny, Moe & Jack	14,000	289,800
Phillips-Van Heusen Corporation	7,200	136,584
Pixar (a)	15,700	1,071,368
Pulte Homes, Inc.	35,000	1,912,050
Radio One, Inc. (a)	5,800	89,610
RadioShack Corporation	44,300	1,238,185
Reebok International Ltd.	15,800	538,148
Ruby Tuesday, Inc.	19,200	554,688
Russell Corporation	8,300	146,827
Scholastic Corporation (a)	9,700	266,847
Scripps (E.W.) Company (The)	17,600	1,802,592
Sears, Roebuck and Co.	58,800	2,156,784
Snap-On Incorporated	15,050	483,256
Spartan Motors, Inc.	3,100	37,200
Stanley Works	21,600	915,840

Domini Social Index Portfolio / Portfolio of Investments (Continued)
July 31, 2004

Issuer	Shares	Value
Consumer Discretionary (Continued)
Staples, Inc.	137,323	$3,965,888
Starbucks Corporation (a)	109,300	5,132,728
Stride Rite Corporation	10,800	112,320
Target Corporation	251,300	10,956,680
Timberland Company (The) (a)	7,500	435,300
Time Warner, Inc. (a)	1,204,500	20,054,925
TJX Companies, Inc.	135,200	3,173,144
Toys 'R' Us, Inc. (a)	60,520	996,159
Tribune Company	91,056	3,865,327
Tupperware Corporation	15,000	257,550
Univision Communications, Inc. (a)	71,000	2,056,870
Valassis Communications Inc. (a)	13,600	397,664
Value Line, Inc.	2,600	91,364
VF Corporation	30,400	1,520,304
Visteon Corporation	34,000	349,520
Washington Post Company	2,200	1,909,380
Wendy's International, Inc.	32,100	1,148,217
Whirlpool Corporation	18,500	1,155,141
		210,526,107
Consumer Staples — 12.5%
Alberto-Culver Company	24,450	1,139,859
Albertson's, Inc.	102,700	2,504,853
Avon Products, Inc.	131,000	5,634,310
Campbell Soup Company	114,100	2,919,819
Church & Dwight Co., Inc.	11,800	521,324
Clorox Company	58,500	2,911,545
Coca-Cola Company	668,900	29,337,954
Colgate-Palmolive Company	145,700	7,751,240
Costco Wholesale Corporation	126,330	5,136,578
CVS Corporation	108,900	4,559,643
Estée Lauder Companies, Inc. (The)	34,400	1,510,160
General Mills Incorporated	103,900	4,665,110
Gillette Company	275,138	10,724,879
Green Mountain Coffee, Inc. (a)	1,800	33,210
Hain Celestial Group, Inc. (The) (a)	8,700	143,811
Heinz (H.J.) Company	97,600	3,600,464
Hershey Foods Corporation	55,800	2,702,952
Kellogg Company	113,600	4,732,576
Kimberly-Clark Corporation	138,364	$8,864,981
Kroger Company (a)	200,800	3,172,640
Longs Drug Stores Corporation	9,900	207,900
McCormick & Company, Inc.	33,800	1,209,026
Nature's Sunshine Products, Inc.	4,200	62,496
PepsiAmericas, Inc.	39,000	732,030
PepsiCo, Inc.	468,670	23,433,500
Procter & Gamble Company	710,000	37,026,500
Safeway Inc. (a)	123,000	2,598,990
Smucker (J.M.) Company	14,405	602,273
SUPERVALU, Inc.	36,900	1,053,864
Sysco Corporation	174,900	6,025,305
Tootsie Roll Industries, Inc.	9,649	282,716
United Natural Foods, Inc. (a)	10,000	216,700
Walgreen Company	282,700	10,290,280
Whole Foods Market, Inc.	17,200	1,415,904
Wild Oats Markets, Inc. (a)	6,550	82,530
Wrigley (Wm.) Jr. Company	51,400	3,104,560
		190,912,482
Energy — 1.6%
Anadarko Petroleum Corporation	69,885	4,178,424
Apache Corporation	89,924	4,184,164
Cooper Cameron Corp. (a)	15,600	797,004
Devon Energy Corporation	65,772	4,570,496
EOG Resources, Inc.	31,200	1,982,760
Helmerich & Payne, Inc.	13,000	329,160
Kinder Morgan, Inc.	34,400	2,064,344
Noble Energy, Inc.	16,300	901,553
Pioneer Natural Resources Company	33,100	1,193,255
Rowan Companies, Inc. (a)	29,200	713,064
Sunoco, Inc.	21,100	1,438,387
Williams Companies, Inc.	140,900	1,711,935
		24,064,546
Financials — 23.2%
AFLAC, Inc.	141,300	5,601,132
Allied Capital Corporation	36,100	889,865
AMBAC Financial Group, Inc.	29,900	2,126,189
American Express Company	350,700	17,622,675

Domini Social Index Portfolio / Portfolio of Investments (Continued)
July 31, 2004

Issuer	Shares	Value
Financials (Continued)
American International Group, Inc.	716,576	$50,626,095
AmSouth Bancorporation	97,800	2,399,034
Aon Corporation	87,300	2,308,212
Capital One Financial Corporation	66,300	4,595,916
Cathay General Bancorp	6,495	435,230
Charter One Financial, Inc.	62,010	2,753,864
Chittenden Corporation	10,576	359,267
Chubb Corporation	52,100	3,583,438
Cincinnati Financial Corporation	43,274	1,725,767
Comerica Incorporated	47,100	2,753,937
Edwards (A.G.), Inc.	22,887	743,828
Fannie Mae	265,965	18,872,876
Fifth Third Bancorp	155,911	7,695,767
First Horizon National Corporation	34,400	1,491,240
FirstFed Financial Corp. (a)	4,500	203,895
Franklin Resources, Inc.	69,500	3,353,375
Freddie Mac	188,800	12,141,728
GATX Corporation	12,600	321,048
Golden West Financial	42,000	4,490,220
GreenPoint Financial Corporation	36,900	1,499,247
Hartford Financial Services Group (The)	80,300	5,227,530
Heartland Financial USA, Inc.	4,200	75,978
Janus Capital Group Inc.	68,026	902,025
Jefferson-Pilot Corporation	39,325	1,894,679
KeyCorp	113,400	3,422,412
Lincoln National Corporation	49,800	2,176,260
Marsh & McLennan Companies, Inc.	144,700	6,421,786
MBIA, Inc.	39,200	2,116,016
MBNA Corporation	352,575	8,705,077
Medallion Financial Corp.	4,300	30,401
Mellon Financial Corporation	115,600	3,176,688
Merrill Lynch & Co., Inc.	262,760	13,064,427
MGIC Investment Corporation	27,600	1,959,600
Moody's Corporation	41,300	2,812,530
Morgan (J.P.) Chase & Co.	978,712	36,535,319
National City Corporation	189,900	6,931,350
Northern Trust Corporation	61,200	2,455,956
PNC Financial Services Group	76,900	$3,891,140
Progressive Corporation (The)	59,800	4,581,876
Providian Financial Corporation (a)	82,200	1,137,648
Rouse Company	28,500	1,390,800
SAFECO Corporation	37,600	1,769,456
Schwab (Charles) Corporation	375,500	3,296,890
SLM Corporation	121,400	4,603,488
St. Paul Travelers Companies, Inc. (The)	183,564	6,804,718
State Street Corporation	92,400	3,955,644
SunTrust Banks, Inc.	77,700	5,124,315
Synovus Financial Corporation	84,250	2,145,848
U.S. Bancorp	519,921	14,713,764
UnumProvident Corporation	80,900	1,290,355
Wachovia Corporation	360,743	15,984,522
Washington Mutual, Inc.	239,104	9,277,235
Wells Fargo & Company	463,406	26,604,138
Wesco Financial Corporation	1,900	666,899
		353,740,615
Health Care — 12.8%
Allergan, Inc.	36,305	2,746,110
Amgen, Inc. (a)	349,000	19,851,120
Bard (C.R.), Inc.	28,400	1,567,680
Bausch & Lomb Incorporated	14,000	862,260
Baxter International, Inc.	168,100	5,054,767
Becton Dickinson and Company	70,100	3,310,823
Biogen Idec Inc. (a)	93,950	5,637,000
Biomet, Inc.	71,100	3,127,689
Boston Scientific Corporation (a)	230,900	8,834,234
CIGNA Corporation	39,300	2,436,993
Cross Country Healthcare, Inc. (a)	8,600	128,312
Forest Laboratories, Inc. (a)	101,200	5,089,348
Genzyme Corporation (a)	61,800	3,169,104
Guidant Corporation	85,838	4,748,558
Hillenbrand Industries, Inc.	17,000	965,430
Humana, Inc. (a)	42,900	776,919
IMS Health, Inc.	66,813	1,619,547
Invacare Corporation	7,700	312,235
Invitrogen Corporation (a)	14,500	760,960
Johnson & Johnson	815,470	45,071,027

Domini Social Index Portfolio / Portfolio of Investments (Continued)
July 31, 2004

Issuer	Shares	Value
Health Care (Continued)
King Pharmaceuticals Inc. (a)	66,200	$747,398
Manor Care, Inc.	24,700	771,875
McKesson HBOC, Inc.	81,320	2,616,064
MedImmune, Inc. (a)	69,800	1,608,192
Medtronic, Inc.	332,600	16,520,242
Merck & Co., Inc.	610,200	27,672,570
Millipore Corporation (a)	13,700	721,853
Mylan Laboratories, Inc.	75,475	1,118,540
St. Jude Medical, Inc. (a)	47,800	3,256,614
Stryker Corporation	110,500	5,268,640
Synovis Life Technologies, Inc. (a)	2,600	23,816
Thermo Electron Corporation (a)	43,800	1,126,536
UnitedHealth Group Incorporated	183,030	11,512,612
Waters Corporation (a)	33,400	1,465,592
Watson Pharmaceuticals (a)	29,200	736,132
Zimmer Holdings, Inc. (a)	66,900	5,105,139
		196,341,931
Industrials — 6.0%
3M Company	214,600	17,674,456
Alaska Air Group, Inc. (a)	6,900	143,727
American Power Conversion	53,600	809,360
AMR Corporation (a)	44,400	374,292
Apogee Enterprises, Inc.	7,400	77,848
Ault, Inc. (a)	1,200	3,612
Avery Dennison Corporation	30,100	1,823,157
Baldor Electric Company	8,800	201,344
Banta Corporation	6,550	260,101
Brady Corporation	5,500	248,600
Bright Horizons Family Solutions, Inc. (a)	3,200	162,400
CLARCOR, Inc.	6,450	283,800
Cooper Industries, Inc.	26,300	1,495,681
CPI Corporation	2,100	28,182
Cross (A.T.) Company (a)	3,800	19,798
Cummins, Inc.	12,100	840,103
Deere & Company	68,100	4,277,361
Delta Air Lines, Inc. (a)	32,000	166,080
Deluxe Corporation	13,100	577,055
DeVry, Inc. (a)	18,100	420,825
Donaldson Company, Inc.	22,600	601,838
Donnelley (R.R.) & Sons Company	67,200	$2,132,928
Emerson Electric Company	116,700	7,083,690
Fastenal Company	21,400	1,334,932
FedEx Corporation	82,200	6,730,536
Gerber Scientific, Inc. (a)	5,700	36,936
Graco, Inc.	18,552	584,017
Grainger (W.W.), Inc.	24,500	1,297,275
Granite Construction Incorporated	10,625	189,019
Harland (John H.) Company	7,600	215,156
Herman Miller, Inc.	19,300	517,240
HNI Corporation	15,200	614,840
Hubbell Incorporated	13,060	590,312
Ikon Office Solutions	38,800	460,556
Illinois Tool Works, Inc.	85,200	7,712,304
Ionics, Inc. (a)	6,200	167,648
JetBlue Airways Corporation (a)	27,300	650,013
Kadant Inc. (a)	3,700	74,370
Kansas City Southern Industries, Inc. (a)	15,700	229,534
Kelly Services, Inc.	8,475	229,927
Lawson Products, Inc.	2,500	92,800
Lincoln Electric Holdings, Inc.	11,000	374,110
Masco Corporation	121,100	3,662,064
Milacron, Inc. (a)	8,700	31,320
Nordson Corporation	10,500	439,635
Norfolk Southern Corporation	109,200	2,914,548
Pitney Bowes, Inc.	64,900	2,738,780
Robert Half International, Inc.	48,400	1,346,488
Ryder System, Inc.	18,000	772,200
Smith (A.O.) Corporation	5,200	149,344
Southwest Airlines Co.	219,162	3,171,274
SPX Corporation	20,830	852,989
Standard Register Company	6,000	65,760
Steelcase, Inc.	15,500	202,275
Tennant Company	2,300	84,985
Thomas & Betts Corporation (a)	15,100	397,130
Thomas Industries, Inc.	4,000	124,000
Toro Company	6,400	419,200
Trex Company, Inc. (a)	3,700	165,020

Domini Social Index Portfolio / Portfolio of Investments (Continued)
July 31, 2004

Issuer	Shares	Value
Industrials (Continued)
United Parcel Service, Inc.	157,933	$11,364,858
Yellow Roadway Corporation (a)	12,480	543,004
		91,252,637
Information Technology — 21.6%
3Com Corporation (a)	103,000	507,790
Adaptec, Inc. (a)	27,400	205,226
ADC Telecommunications, Inc. (a)	234,000	561,600
Advanced Micro Devices, Inc. (a)	98,300	1,227,767
Advent Software, Inc. (a)	8,500	134,810
Analog Devices, Inc.	103,000	4,089,100
Andrew Corporation (a)	43,800	475,230
Apple Computer, Inc. (a)	103,200	3,337,488
Applied Materials, Inc. (a)	465,200	7,894,444
Arrow Electronics, Inc. (a)	31,600	747,656
Autodesk, Inc.	32,000	1,286,400
Automatic Data Processing, Inc.	162,974	6,841,649
BMC Software, Inc. (a)	60,800	953,344
Borland Software Corporation (a)	21,100	174,497
CDW Corporation	23,400	1,504,620
Ceridian Corporation (a)	39,700	714,600
Cisco Systems, Inc. (a)	1,857,230	38,741,818
Coherent, Inc. (a)	7,700	202,626
Compuware Corporation (a)	109,800	542,412
Dell Inc. (a)	694,800	24,644,556
Dionex Corporation (a)	5,600	264,264
Electronic Arts Inc. (a)	82,700	4,145,751
Electronic Data Systems Corporation	133,700	2,470,776
EMC Corporation (a)	669,100	7,340,027
Entegris, Inc. (a)	19,000	169,100
Hewlett-Packard Company	837,310	16,871,797
Hutchinson Technology Incorporated (a)	6,500	144,755
Imation Corporation	9,100	301,665
Intel Corporation	1,776,700	43,315,946
Lexmark International Group, Inc. (a)	35,600	3,150,600
LSI Logic Corporation (a)	104,200	530,378
Lucent Technologies, Inc. (a)	1,178,092	3,593,181
Merix Corporation (a)	3,750	$38,475
Micron Technology, Inc. (a)	169,400	2,291,982
Microsoft Corporation	2,966,200	84,418,052
Molex Incorporated	27,646	800,628
National Semiconductor Corporation (a)	99,400	1,704,710
Novell, Inc. (a)	108,100	739,404
Novellus Systems, Inc. (a)	40,800	1,101,600
palmOne, Inc. (a)	13,904	559,219
Paychex, Inc.	104,600	3,212,266
PeopleSoft, Inc. (a)	98,600	1,776,772
Plantronics Inc. (a)	13,400	518,312
QRS Corporation (a)	4,100	27,757
Qualcomm, Inc.	222,300	15,356,484
Red Hat, Inc. (a)	47,200	808,064
Sapient Corporation (a)	32,800	229,272
Scientific-Atlanta, Inc.	42,900	1,319,175
Solectron Corporation (a)	262,000	1,441,000
Sun Microsystems, Inc. (a)	910,500	3,596,475
Symantec Corporation (a)	86,200	4,030,712
Tektronix, Inc.	22,600	687,040
Tellabs, Inc. (a)	114,100	1,016,631
Texas Instruments, Inc.	477,500	10,185,075
Xerox Corporation (a)	220,300	3,053,358
Xilinx, Inc.	95,600	2,813,507
Yahoo! Inc. (a)	369,460	11,379,367
		330,191,210
Materials — 1.6%
Air Products & Chemicals, Inc.	63,100	3,265,425
Airgas, Inc.	21,600	469,800
Bemis Company, Inc.	30,400	804,992
Cabot Corporation	17,900	681,632
Calgon Carbon Corporation	10,100	63,933
Caraustar Industries, Inc. (a)	7,200	100,440
Crown Holdings, Inc. (a)	48,900	495,846
Ecolab, Inc.	71,900	2,192,950
Engelhard Corporation	33,500	984,900
Fuller (H.B.) Company	7,300	195,129
IMCO Recycling, Inc. (a)	3,800	47,120
Lubrizol Corporation	13,300	460,579
MeadWestvaco Corp.	56,712	1,693,420
Minerals Technologies, Inc.	5,300	296,111
Nucor Corporation	21,250	1,777,563

Domini Social Index Portfolio / Portfolio of Investments (Continued)
July 31, 2004

Issuer	Shares	Value
Materials (Continued)
Praxair, Inc.	90,200	$3,558,390
Rock-Tenn Company	9,000	127,530
Rohm & Haas Company	60,587	2,375,010
Sealed Air Corporation (a)	23,000	1,091,120
Sigma-Aldrich Corporation	18,600	1,068,384
Sonoco Products Company	25,445	659,280
Valspar Corporation	13,400	656,600
Wausau-Mosinee Paper Corporation	15,700	243,978
Wellman, Inc.	8,200	57,728
Worthington Industries, Inc.	22,200	454,656
		23,822,516
Telecommunication Services — 5.8%
AT&T Corporation	219,216	3,310,162
AT&T Wireless Services, Inc. (a)	747,587	10,795,156
BellSouth Corporation	504,700	13,672,323
Citizens Communications Company (a)	77,367	1,114,085
SBC Communications, Inc.	909,228	23,039,837
Sprint Corp. — FON Group	368,800	6,889,184
Telephone and Data Systems, Inc.	14,500	1,100,550
Verizon Communications	760,722	29,318,226
		89,239,523
Utilities — 0.7%
AGL Resources, Inc.	16,600	490,530
Cascade Natural Gas Corporation	2,900	58,261
Cleco Corporation	12,200	$210,450
Energen Corporation	9,700	459,295
Equitable Resources, Inc.	16,300	835,864
IDACORP, Inc.	9,700	266,750
KeySpan Corporation	42,900	1,543,971
MGE Energy, Inc.	4,400	138,732
National Fuel Gas Company	21,800	556,772
NICOR, Inc.	11,400	377,454
NiSource, Inc.	73,647	1,524,493
Northwest Natural Gas Company	6,500	190,970
OGE Energy Corporation	22,900	569,981
Peoples Energy Corporation	10,900	425,100
Pepco Holdings, Inc.	47,500	855,000
Questar Corporation	23,100	946,638
Southern Union Company (a)	19,244	383,148
WGL Holdings	12,600	345,744
		10,179,153
Total Investments — 99.6%
(Cost $1,462,322,071)(b)		$1,520,270,720
Other Assets, less liabilities — 0.4%		6,642,951
Net Assets — 100.0%		$1,526,913,671

(a)	Non-income producing security.

(b)	The aggregate cost for federal income tax purposes is $1,555,258,565, the aggregate gross unrealized appreciation is $215,610,984, and the aggregate gross unrealized depreciation is $250,598,829, resulting in net unrealized depreciation of $34,987,845.

Copyright in the Domini 400 Social IndexSM is owned by KLD Research & Analytics, Inc., and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

See Notes to Financial Statements

Domini Social Bond Fund

Performance Commentary

Interest rates set by the Federal Reserve were at historic lows during the 12-month period ended July 31. Rates for bonds experienced moderate ups and downs in response to varying news about the economy and speculation about the direction of interest rates, but ended the period higher than at the beginning. Bond rates across the board rose sharply through Labor Day 2003, then plummeted in September. While retail spending, corporate profits, and business confidence in general grew significantly, the failure of employment to increase along with them kept rates in a zigzag but generally downward direction. This trend was broken in the spring as employment reports for March, April, and May showed net job growth of 885,000. While all bond rates rose, short-term and intermediate-term rates increased the most. The benchmark two-year Treasury Note yield, for example, doubled from 1.46% on March 11 to 2.93% on June 14.

In general, the threat of inflation can prompt the Federal Reserve to raise interest rates. When interest rates rise, bond prices usually fall, and by contrast, when interest rates fall, bond prices usually rise.

Speaking to the Senate on July 20, 2004, Federal Reserve Chairman Alan Greenspan said that the bond market had already reacted to an expected increase in the overnight Fed funds rate by the Federal Open Market Committee, the Fed's policy arm. The Fed in fact began the process of increasing short-term rates at its June 30 meeting, moving the Fed funds rate to 1.25% from 1.00%. Reiterating a phrase first used in May, the accompanying statement noted that "policy accommodation can be removed at a pace that is likely to be measured," implying a series of small adjustments rather than a few large jumps.

Other trends were less clear. Bond yields fell from mid-June highs as the pace of both hiring and economic growth slowed. In the second quarter of 2004, gross domestic product grew at a disappointing annualized rate of 3.0%, the lowest since the first quarter of 2003, and consumer spending was up only 1.0%. The pace of hiring also slackened with total net new job growth of 110,000 in June and July combined. Economists generally believe that the economy needs to create 250,000 to 300,000 net new jobs per month to absorb new entrants into the job market.

Domini Social Bond Fund — Performance Commentary

The performance of the Fund relative to the Lehman Brothers Intermediate Aggregate Index (LBIA) was hurt in part by its underexposure to intermediate-term corporate bonds. This sector outperformed the Index by 0.71%. The relative performance of the Fund was helped in part by its avoidance of Treasury securities, a sector that returned 1.84% less than the Index.

The Fund's core investments are in mortgage-backed securities and direct obligations of certain U.S. government agencies and government-sponsored enterprises. As of July 31, the Fund had 44% of its investments in the direct obligations of U.S. government agencies and government-sponsored enterprises, including Fannie Mae and Freddie Mac, and 24% in the mortgage-backed securities of Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities backed by pools of mortgages insured by the Federal Housing Administration, the Department of Veterans Affairs, and the Department of Agriculture under the Rural Housing Service Program. Fannie Mae and Freddie Mac are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. (Ginnie Maes are guaranteed by the full faith and credit of the U.S. Treasury as to the timely payment of principal and interest. Freddie Macs and Fannie Maes are backed by their respective issuer only, and are not guaranteed or insured by the U.S. government or the U.S. Treasury.)

The balance of the portfolio consists of direct community development investments, high-quality bonds of corporations that meet the Fund's social and environmental criteria, and municipal bonds issued for public purposes. Corporate holdings as of July 31 included AFLAC, Rohm & Haas, and John Deere Capital.

Domini Social Bond Fund — Performance Commentary

The bar chart below provides information as of July 31, 2004, about the percentage of the Fund's portfolio holdings invested in various types of debt obligations.

Portfolio Composition (% of Net Assets)

The Domini Social Bond Fund is managed by Domini Social Investments LLC and submanaged by ShoreBank, the nation's oldest and largest community development bank. ShoreBank was founded with the purpose of serving the financial needs of residents and businesses in traditionally underserved urban areas. David J. Oser, Senior Vice President, Investments (since 1994), leads the team at ShoreBank responsible for the management of the Fund.

The Fund's community development investments may be unrated and may carry greater risks than the Fund's other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates these securities may prepay the principal due, which may lower the Fund's return by causing it to reinvest at lower interest rates.

The holdings mentioned above are described in the Fund's Portfolio of Investments at July 31, 2004, included herein. The composition of the Fund's portfolio is subject to change.

Neither Domini Social Investments LLC nor DSIL Investment Services LLC, the distributor of the Domini Funds, is affiliated with ShoreBank.

Domini Social Bond Fund — Performance Commentary

Average Annual Total Returns(1)

	Domini Social Bond Fund Investor Shares (DSBF-I)		Domini Social Bond Fund Class R Shares (DSBF-R)	Lehman Brothers Intermediate Aggregate Index (LBIA)
As of 6-30-04
1 Year	–1.16%		N/A	0.85%
3 Year	5.01%		N/A	6.00%
Since Inception	6.76	%(2)	0.63%(3)	7.63	%(2)/1.21%(3)
As of 7-31-04
1 Year	3.02%		N/A	4.24%
3 Year	4.70%		N/A	5.63%
Since Inception	6.83	%(2)	1.45%(3)	7.69	%(2)/2.09%(3)

Comparison of $10,000 Investment in the
Domini Social Bond Fund Investor Shares and LBIA(1)

(1)	Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. Certain fees and expenses payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived.

A 2.00% redemption fee is charged on sales or exchanges of Investor shares made less than 90 days after settlement of purchase or acquisition through exchange, with certain exceptions. See the Fund's prospectus for further information.

The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed-income securities. Investors cannot invest directly in the LBIA.

(2)	Since June 1, 2000.

(3)	Since November 28, 2003.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/04

Domini Social Bond Fund

Expense Example

As a shareholder of the Domini Social Bond Fund, you incur two types of costs:

•	Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange Investor shares of the Fund after holding them less than 90 days

•	Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in each class of shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2004, and held through July 31, 2004.

Actual Expenses

For each class of shares of the Fund, the line of the tables captioned "Actual Expenses" below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•	Locate the table relating to the class of shares you hold.

•	Divide your account value by $1,000.

•	Multiply your result in step 2 by the number in the first line under the heading "Expenses Paid During Period" in the table relating to your share class.

•	The result equals the estimated expenses you paid on your account during the period.

Domini Social Bond Fund — Expense Example

Hypothetical Expenses

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the class of shares you hold and an assumed rate of return of 5% per year before expenses, which is not the Fund's return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the applicable class of the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Investor Shares	Beginning Account Value as of 2/1/2004	Ending Account Value as of 7/31/2004	Expenses Paid During Period* 2/1/2004 – 7/31/2004
Actual Expenses	$1,000.00	$999.00	$4.72
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.14	$4.77

Class R Shares	Beginning Account Value as of 2/1/2004	Ending Account Value as of 7/31/2004	Expenses Paid During Period* 2/1/2004 – 7/31/2004
Actual Expenses	$1,000.00	$998.71	$3.13
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.73	$3.17

*	Expenses are equal to the Fund's annualized expense ratio of 0.95% for Investor shares, or 0.63% for Class R shares, multiplied by average account value over the period, multiplied by 182, and divided by 366.

Domini Social Bond Fund

Social Impact

One of the Domini Social Bond Fund's notable features is its ongoing commitment to investing a portion of its assets in direct community development investments. As of July 31, the Fund held certificates of deposit (CDs) with 29 community development financial institutions, including Dakotaland Federal Credit Union, Elk Horn Bank & Trust, and Mission Community Bank. Over the 12-month period ended July 31, four community development financial institutions (CDFIs) were added to the Fund's portfolio: Carver Federal Savings Bank of New York City, Santa Cruz Community Credit Union, Neighborhood National Bank of San Diego, and Community Commerce Bank of Los Angeles.

Neighborhood National Bank opened its doors to the public in September 1997. Over the four-year period ended December 2001, the bank financed 223 businesses that contributed to the creation of an estimated 2,230 jobs in the area.

Neighborhood National served as financial adviser to the Jacobs Center for NonProfit Innovation in creating the innovative Market Creek Plaza. In addition, the bank provided financing to ten local contractors who employed about 300 people from the community. Market Creek Plaza, a San Diego shopping center, was designed to keep capital in the community. Anchored by Food 4 Less, the first grocery store to be built in the area in 30 years, it features seven restaurants and a variety of other businesses.

Several of the Fund's municipal holdings also have a notable social impact. These include an obligation of New York State issued to fund safe drinking water and an obligation of the Texas Public Finance Authority issued to cover unfunded unemployment insurance obligations. Proceeds from an obligation of the Pennsylvania Economic Development Financing Authority will be used to refinance an existing loan for the purchase of a graduate center at Lincoln University, which houses the university's six master's degree programs. One of the nation's oldest historically black colleges or universities, Lincoln was chartered in 1854 and renamed for President Lincoln in 1866. Graduates include Langston Hughes, Thurgood Marshall, and Kwame Nkrumah, the first president of Ghana.

Another recent purchase was a $2 million piece of an AAA-rated class of a mortgage-backed security sponsored by the Community Reinvestment Fund. The collateral for the pool consists of 45 affordable multifamily apartment buildings, seven of which are designated as senior citizen housing.

Domini Social Bond Fund — Social Impact

Since 1989, the Community Reinvestment Fund (CRF) has injected hundreds of millions of dollars into economically disadvantaged communities across the country to help stimulate job creation and economic development, provide affordable housing, and construct community facilities. A nonprofit organization headquartered in Minneapolis, CRF buys loans from organizations that finance community development: typically nonprofit groups, government agencies, and some for-profit organizations. To qualify for CRF's services, lenders must provide assistance to low-income people or communities.

The holdings mentioned above are described in the Fund's Portfolio of Investments at July 31, 2004, included herein. The composition of the Fund's portfolio is subject to change. This material should not be considered a recommendation of the financial attractiveness as an investment of any of the issuers mentioned.

Domini Social Bond Fund

Portfolio of Investments

July 31, 2004

	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations — 44.2%
Fannie Mae:
4.125%, 7/11/2013	$750,000	$708,448
5.000%, 4/15/2013	500,000	497,104
5.250%, 6/15/2006	1,000,000	1,044,422
6.200%, 6/13/2017	1,000,000	1,053,035
7.125%, 6/15/2010	500,000	572,234
Federal Agriculture Mortgage Corporation:
6.680%, 6/10/2014	1,000,000	1,126,666
Federal Farm Credit Bank:
6.300%, 6/6/2011	250,000	276,223
Federal Home Loan Bank:
3.000%, VR, 12/16/2011	500,000	479,604
4.000%, 12/19/2011	400,000	382,072
4.300%, 11/28/2006	550,000	564,573
5.375%, 2/15/2007	1,000,000	1,049,917
5.480%, 9/22/2008	500,000	531,230
5.490%, 12/22/2008	1,500,000	1,594,538
5.500%, 8/15/2008	250,000	265,002
5.575%, 2/17/2009	555,000	592,104
5.700%, 3/3/2009	500,000	536,266
5.750%, 5/15/2008	500,000	535,109
5.800%, 9/2/2008	450,000	481,886
6.185%, 5/6/2008	500,000	543,367
6.625%, 8/27/2007	500,000	545,901
6.625%, 11/15/2010	465,000	519,023
7.375%, 2/12/2010	500,000	574,096
7.625%, 5/14/2010	1,100,000	1,282,754
Freddie Mac:
2.250%, VR, 6/20/2011	500,000	481,924
4.000%, 12/30/2013	1,235,000	1,145,358
4.500%, 4/2/2014	500,000	481,808
4.750%, 3/18/2013	1,000,000	983,394
5.000%, 7/23/2018	750,000	723,389
5.125%, 8/20/2012	1,000,000	1,001,189
5.125%, 10/15/2008	500,000	524,256
5.500%, 7/15/2006	1,000,000	1,050,177
6.095%, 3/1/2006	500,000	526,509
6.704%, 1/9/2007	1,000,000	1,083,482
U.S. Small Business Administration:
2003-10C 1, 3.530%, 5/1/2013	533,336	521,764
2003-20D 1, 4.760%, 4/1/2023	576,477	568,186
2003-20E 1, 4.640%, 5/1/2023	571,997	558,825
2003-20F 1, 4.070%, 6/1/2023	523,434	491,044
2003-20G 1, 4.350%, 7/1/2023	286,519	273,842
Total U.S. Government Agency Obligations
(Cost $25,697,192)		26,170,721

Domini Social Bond Fund / Portfolio of Investments (Continued)
July 31, 2004

	Principal Amount	Value (Note 1)
U.S. Government Agency Mortgage Securities — 24.3%
Fannie Mae:
13743, 6.420%, VR, 11/1/2019	$26,401	$27,627
250168, 8.000%, 12/1/2009	97,856	104,274
252120, 7.500%, 8/1/2025	70,362	75,885
397629, 3.375%, VR, 9/1/2027	1,941	2,016
402999, 3.500%, VR, 10/1/2027	4,950	5,117
526882, 3.314%, VR, 2/1/2029	27,521	28,334
696355, 5.500%, 3/1/2033	1,533,279	1,541,289
Fannie Mae CMO:
1990-99 K, 6.500%, 8/25/2020	48,418	50,120
1991-158 F, 4.230%, VR, 12/25/2021	30,825	31,479
1993-106 Z, 7.000%, 6/25/2013	8,544	9,176
1993-192 FC, 3.260%, VR, 10/25/2008	49,499	50,224
2003-66 MB, 3.500%, 5/25/2023	913,066	860,963
2003-73 GA, 3.500%, 5/25/2031	950,709	914,253
Freddie Mac:
845025, 3.817%, VR, 12/1/2018	40,322	41,206
A18404, 5.500%, 2/1/2034	1,115,518	1,120,585
B11108, 5.500%, 11/1/2018	1,909,720	1,964,118
B11109, 4.500%, 11/1/2018	1,417,968	1,398,383
C43463, 7.500%, 10/1/2030	106,223	114,085
C77635, 5.500%, 2/1/2033	1,476,007	1,484,617
Freddie Mac CMO:
1208 D, 4.180%, VR, 2/15/2022	50,507	50,661
1634 PW, 4.000%, 11/15/2022	43,206	43,569
2302 J, 6.500%, 4/15/2031	248,059	260,925
2628 LE, 3.250%, 6/15/2033	895,088	854,925
2795 JA, 5.500%, 4/1/2034	1,484,679	1,494,821
Government National Mortgage Association:
2038, 8.500%, 7/20/2025	27,896	30,566
2380, 8.500%, 2/20/2027	65,226	71,396
513793, 7.000%, 7/15/2029	32,838	34,930
569143, 7.050%, 2/15/2032	603,314	675,523
615760, 5.500%, 8/15/2028	885,311	895,635
80020, 4.625%, VR, 12/20/2026	24,004	24,431
80181, 3.375%, VR, 3/20/2028	17,698	17,685
80453, 3.500%, VR, 9/20/2030	143,154	142,807
Total U.S. Government Agency Mortgage Securities (Cost $14,409,455)		14,421,625
Corporate Obligations — 12.0%
AFLAC, Inc., 6.500%, 4/15/2009	500,000	544,416
Anadarko Petroleum Corporation, 7.300%, 4/15/2009	550,000	610,937
CIGNA Corporation, 8.250%, 1/1/2007	600,000	658,033
Emerson Electric Company, 7.875%, 6/1/2005	135,000	140,723
General Mills Incorporated, 5.125%, 2/15/2007	500,000	520,719
GTE Southwest, Inc., 6.230%, 1/1/2007	100,000	106,187
Hershey Foods Corporation, 6.700%, 10/1/2005	145,000	151,675
Illinois Tool Works, Inc., 5.750%, 3/1/2009	258,000	276,085
John Deere Capital Corporation, 3.625%, 5/25/2007	250,000	250,524
Johnson Controls, Inc., 7.700%, 3/1/2015	196,000	234,437
Kinder Morgan, Inc., 6.500%, 9/1/2012	300,000	319,635

Domini Social Bond Fund / Portfolio of Investments (Continued)
July 31, 2004

	Principal Amount	Value (Note 1)
Corporate Obligations (Continued)
Pitney Bowes, Inc., 5.950%, 2/1/2005	$75,000	$76,214
Procter & Gamble Company, 8.500%, 8/10/2009	250,000	298,020
Rohm & Haas Company, 7.400%, 7/15/2009	500,000	567,089
SLM Corporation, 2.568%, VR, 4/1/2010	800,000	768,103
SLM Corporation, 3.750%, VR, 2/12/2016	555,000	538,966
TIAA Global Markets 144A, 5.000%, 3/1/2007	500,000	520,613
Washington Mutual Bank, 6.875%, 6/15/2011	500,000	553,255
Total Corporate Obligations (Cost $7,129,901)		7,135,631
Corporate Mortgage Securities — 3.4%
CRFCM 2004-1A A 144A, 5.500%, 4/25/2035 (a)	2,000,000	2,000,000
Total Corporate Mortgage Securities (Cost $2,000,000)		2,000,000
Corporate Nonprofit Obligations — 0.4%
Institute for Community Economics, 1.750%, 12/31/2004 (a)	250,000	249,875
Total Corporate Nonprofit Obligations (Cost $250,000)		249,875
State & Municipal Obligations — 8.8%
City of Detroit Downtown Development Authority, 7.330%, 7/1/2006	250,000	269,440
City of Ypsilanti, MI, 5.100%, 11/1/2011	205,000	205,619
City of Zion, IL, 6.250%, 12/1/2012	250,000	267,185
Hudson County, NJ, Improvement Authority, 7.070%, 9/1/2006	385,000	415,477
Hudson County, NJ, Improvement Authority, 7.240%, 9/1/2008	195,000	217,895
Hudson County, NJ, Improvement Authority, 7.290%, 9/1/2009	175,000	197,738
Kentucky State Property and Buildings Commission, 3.960%, 10/1/2009	300,000	294,090
Los Angeles, CA, Community Redevelopment Agency, 6.600%, 9/1/2020	515,000	561,869
New Jersey Economic Development Authority, 3.700%, 4/1/2008	200,000	198,506
North Carolina State University at Raleigh, 6.160%, 10/1/2009	400,000	431,252
Pennsylvania Economic Development Financing Authority, 5.650%, 6/1/2015	380,000	388,010
Pittsburgh, PA, Urban Redevelopment Authority, 7.460%, 5/1/2006	295,000	315,845
State of Mississippi, 3.510%, 11/1/2009	500,000	488,495
State of New York, 2.200%, 3/15/2006	500,000	492,864
Texas Public Finance Authority, 3.125%, 6/15/2007	250,000	246,923
Yazoo County, MS, 4.200%, 9/1/2008	225,000	226,503
Total State & Municipal Obligations (Cost $5,279,061)		5,217,711
Cash Equivalents — 6.2%
Certificates of Deposit:
Albina Community Bank, 1.500%, 7/29/2005 (a)	100,000	100,000
Appalachian Federal Credit Union, 1.750%, 4/11/2005 (a)	100,000	100,000
Carver Federal Savings Bank, 1.100%, 11/12/2004 (a)	100,000	100,000
Central Bank of Kansas City, 1.350%, 5/29/2005 (a)	100,000	100,000
Citizens Savings Bank & Trust, 1.150%, 8/30/2004 (a)	100,000	100,000
City First Bank of D.C., 1.490%, 2/5/2005 (a)	100,000	100,000
City National Bank of Newark, NJ, 1.500%, 11/14/2004 (a)	100,000	100,000
Community Commerce Bank, 2.350%, 6/1/2005 (a)	100,000	100,000
Dakotaland Federal Credit Union, 1.500%, 4/22/2005 (a)	100,000	100,000
Delta Southern Bank, 1.350%, 6/20/2005 (a)	100,000	100,000
Douglass National Bank, 1.450%, 10/12/2004 (a)	100,000	100,000

Domini Social Bond Fund / Portfolio of Investments (Continued)
July 31, 2004

	Principal Amount	Value (Note 1)
Cash Equivalents (Continued)
Elk Horn Bank & Trust Co., 1.500%, 6/20/2005 (a)	$100,000	$100,000
First National Bank of Phillips County, 1.500%, 6/26/2005 (a)	100,000	100,000
Harbor Bank of Maryland, 1.500%, 7/25/2005 (a)	100,000	100,000
Legacy Bank, 1.400%, 7/26/2005 (a)	100,000	100,000
Liberty Bank and Trust Co., 1.200%, 12/5/2004 (a)	100,000	100,000
Louisville Community Development Bank, 1.550%, 6/25/2005 (a)	100,000	100,000
Lower East Side People's Federal Credit Union, 1.500%, 12/6/2004 (a)	100,000	100,000
Mission Community Bank, 1.850%, 12/3/2004 (a)	100,000	100,000
Neighborhood National Bank, 2.000%, 6/1/2005 (a)	100,000	100,000
NorthSide Community Federal Credit Union, 1.250%, 6/27/2005 (a)	100,000	100,000
OneUnited Bank, 1.000%, 8/27/2004 (a)	100,000	100,000
Quitman/Tri-County Federal Credit Union, 1.000%, 7/29/2005 (a)	100,000	100,000
Santa Cruz Community Credit Union, 1.150%, 3/1/2005 (a)	100,000	100,000
Self-Help Credit Union, 1.550%, 12/13/2004 (a)	100,000	100,000
Southern Oregon Federal Credit Union, 1.450%, 10/10/2004 (a)	100,000	100,000
University National Bank, 2.230%, 7/26/2005 (a)	100,000	100,000
Vermont Developmnt Credit Union, 1.250%, 7/21/2005 (a)	100,000	100,000
Wainwright Bank & Trust Company, 1.440%, 5/10/2005 (a)	100,000	100,000
Investment in Repurchase Agreements:
Investors Bank & Trust, dated 7/30/2004, 1.000%, due 8/2/2004, maturity amount $345,867 (collateralized by U.S. Government Agency Obligations, U.S. Small Business Administration, 506198, 3.625%, 10/25/2027, market value $363,130)	345,838	345,838
Money Market Demand Accounts:
Communitywide Federal Credit Union, 2.500%, 9/30/2004 (a)	100,000	100,000
Self-Help Credit Union, 1.100%, 8/2/2004 (a)	206,577	206,577
University National Bank, 1.750%, 8/2/2004 (a)	102,102	102,102
Total Cash Equivalents (Cost $3,654,517)		3,654,517
Total Investments — 99.3%
(Cost $58,420,126) (b)		58,850,080
Other Assets, less liabilities — 0.7%		438,698
Net Assets — 100.0%		$59,288,778

(a)	Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

(b)	The aggregate cost for book and federal income tax purposes is $58,420,126. The aggregate gross unrealized appreciation is $859,637, and the aggregate gross unrealized depreciation is $429,683, resulting in net unrealized appreciation of $429,954.

CMO — Collateralized Mortgage Obligation

VR — Variable interest rate. Rate shown is that on July 31, 2004.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

See Notes to Financial Statements

Financial Statements

Domini Social Index Portfolio

Statement of Assets and Liabilities

July 31, 2004

ASSETS:
Investments at value (Cost $1,462,322,071)	$1,520,270,720
Cash	7,963,233
Receivable for securities sold	8,110,892
Dividends receivable	2,209,215
Total assets	1,538,554,060
LIABILITIES:
Payable for securities purchased	11,249,863
Management fee payable (Note 2)	260,033
Other accrued expenses	130,493
Total liabilities	11,640,389
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS	$1,526,913,671

See Notes to Financial Statements

Domini Social Index Portfolio

Statement of Operations

Year Ended July 31, 2004

INVESTMENT INCOME
Dividends		$21,997,546
EXPENSES
Management fee (Note 2)	$2,951,753
Custody fees (Note 3)	254,250
Professional fees	150,922
Trustees fees	47,212
Miscellaneous	189,513
Total expenses	3,593,650
Fees paid indirectly (Note 3)	(52,887)
Net expenses		3,540,763

NET INVESTMENT INCOME		18,456,783
Net realized loss on investments
Proceeds from sales	$110,460,836
Cost of securities sold	(132,838,984)
Net realized loss on investments		(22,378,148)
Net changes in unrealized appreciation/(depreciation) of investments
Beginning of period	$(104,903,844)
End of period	57,948,649
Net change in unrealized appreciation		162,852,493
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$158,931,128

See Notes to Financial Statements

Domini Social Index Portfolio

Statements of Changes in Net Assets

	Year Ended July 31, 2004	Year Ended July 31, 2003
INCREASE IN NET ASSETS
From Operations:
Net investment income	$18,456,783	$15,767,885
Net realized loss on investments	(22,378,148)	(118,701,110)
Net change in unrealized appreciation of investments	162,852,493	242,621,915
Net Increase in Net Assets Resulting from Operations	158,931,128	139,688,690
Transactions in Investors' Beneficial Interest:
Additions	318,907,730	249,027,799
Reductions	(269,267,844)	(309,700,811)
Net Increase/(Decrease) in Net Assets from Transactions in Investors' Beneficial Interests	49,639,886	(60,673,012)
Total Increase in Net Assets	208,571,014	79,015,678
NET ASSETS:
Beginning of period	1,318,342,657	1,239,326,979
End of period	$1,526,913,671	$1,318,342,657

See Notes to Financial Statements

Domini Social Index Portfolio

Financial Highlights

	Year Ended July 31,
	2004		2003		2002		2001		2000
Net assets (in millions)	$1,527		$1,318		$1,239		$1,729		$1,974
Total return	12.01%		12.13%		(22.71)%		(17.28)%		8.94%
Ratio of net investment income to average net assets (annualized)	1.25%		1.32%		1.02%		0.78%		0.70%
Ratio of expenses to average net assets (annualized)	0.24	%(2)	0.23	%(1)(2)	0.22	%(2)	0.22	%(2)	0.24	%(1)(2)
Portfolio turnover rate	8%		8%		13%		19%		9%

(1)	Reflects an expense reimbursement and fee waiver by the Manager of 0.01% and 0.002% for the years ended July 31, 2003 and 2000, respectively. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.24% and 0.24% for the years ended July 31, 2003 and 2000, respectively.

(2)	Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.24%, 0.23%, 0.22%, 0.21%, and 0.21%, for the years ended July 31, 2004, 2003, 2002, 2001, and 2000, respectively.

See Notes to Financial Statements

Domini Social Index Portfolio

Notes to Financial Statements

July 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Index Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company that was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index,SM which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

(A) Valuation of Investments. The Portfolio values securities listed or traded on national securities exchanges at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (NOCP). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

(B) Dividend Income. Dividend income is recorded on the ex-dividend date.

Domini Social Index Portfolio / Notes to Financial Statements (Continued)
July 31, 2004

(C) Federal Taxes. The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

(D) Other. Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM  The Index's composition is determined by KLD Research & Analytics, Inc.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2004, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $178,900,308 and $110,460,836, respectively. For the year ended July 31, 2004, custody fees of the Portfolio were reduced by $52,887, which was compensation for uninvested cash left on deposit with the custodian.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Domini Social Index Portfolio:

We have audited the accompanying statement of assets and liabilities of Domini Social Index Portfolio (the "Portfolio"), including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Index Portfolio as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 3, 2004

Domini Social Equity Fund

Statement of Assets and Liabilities

July 31, 2004

ASSETS:
Investment in Domini Social Index Portfolio, at value (Note 1)	$1,294,877,409
Receivable for capital shares	1,167,679
Total assets	1,296,045,088
LIABILITIES:
Payable for capital shares	463,662
Management fee payable	429,778
Distribution fee payable	29,561
Other accrued expenses	346,811
Total liabilities	1,269,812
NET ASSETS	$1,294,775,276
NET ASSETS CONSIST OF:
Paid-in capital	$1,426,781,746
Undistributed net investment income	681,402
Accumulated net realized loss from Portfolio	(242,674,030)
Net unrealized appreciation/(depreciation) from Portfolio	109,986,158
$1,294,775,276
NET ASSET VALUE PER SHARE
Investor shares
Net asset value, offering price and redemption price per share ($1,260,873,560 ÷ 46,390,149 outstanding shares of beneficial interest)	$27.18
Class R shares
Net asset value, offering price and redemption price per share ($33,901,716 ÷ 3,298,463 outstanding shares of beneficial interest)	$10.28

See Notes to Financial Statements

Domini Social Equity Fund

Statement of Operations

Year Ended July 31, 2004

INCOME:
Investment income from Portfolio	$18,620,889
Expenses from Portfolio	(2,998,271)
Net investment income from Portfolio	15,622,618
EXPENSES:
Sponsor fee (Note 2)	6,245,896
Distribution fees - Investor shares (Note 2)	3,077,731
Transfer agent fees	1,591,003
Printing	166,880
Professional fees	126,465
Miscellaneous	134,822
Trustees fees	49,366
Accounting fees	10,542
Total Expenses	11,402,705
Fees Waived (Note 2)	(2,705,682)
Net Expenses	8,697,023
NET INVESTMENT INCOME	6,925,595
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM PORTFOLIO:
Net realized loss from Portfolio	(18,862,237)
Net change in unrealized appreciation from Portfolio	136,384,827
Net realized and unrealized gain from Portfolio	117,522,590
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$124,448,185

See Notes to Financial Statements

Domini Social Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31, 2004	Year Ended July 31, 2003
INCREASE IN NET ASSETS:
From Operations:
Net investment income	$6,925,595	$6,189,260
Net realized loss from Portfolio	(18,862,237)	(97,662,297)
Net change in unrealized appreciation from Portfolio	136,384,827	203,619,821
Net Increase in Net Assets Resulting from Operations	124,448,185	112,146,784
Distributions and/or Dividends:
Dividends to shareholders from net investment income
Investor shares	(5,895,298)	(6,559,313)
Class R shares	(348,895)	—
Net Decrease in Net Assets from Distributions and/or Dividends	(6,244,193)	(6,559,313)
Capital Share Transactions (Note 4):
Proceeds from sale of shares	273,427,516	204,683,503
Net asset value of shares issued in reinvestment of distributions and dividends	5,971,900	6,190,636
Payments for shares redeemed*	(201,645,491)	(186,477,589)
Net Increase in Net Assets from Capital Share Transactions	77,753,925	24,396,550
Total Increase in Net Assets	195,957,917	129,984,021
NET ASSETS:
Beginning of period	1,098,817,359	968,833,338
End of period (including undistributed net investment income of $681,402 and $937,283, respectively)	$1,294,775,276	$1,098,817,359

*	Net of redemption fee proceeds of $31,873 and $0, respectively.

See Notes to Financial Statements

Domini Social Equity Fund

Financial Highlights

Investor Shares

	Year Ended July 31,
	2004		2003		2002		2001		2000
For a share outstanding for the period:
Net asset value, beginning of period	$24.55		$22.19		$31.89		$39.98		$37.21
Income from investment operations:
Net investment income/(loss)	0.15		0.14		0.08		0.02		(0.02)
Net realized and unrealized gain/(loss) on investments	2.61		2.37		(6.96)		(7.12)		3.06
Total income from investment operations	2.76		2.51		(6.88)		(7.10)		3.04
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.13)		(0.15)		(0.07)		(0.01)		—*
Distributions to shareholders from net realized gain	—		—		(2.75)		(0.98)		(0.27)
Total distributions	(0.13)		(0.15)		(2.82)		(0.99)		(0.27)
Redemption fee proceeds**	—*		—		—		—		—
Net asset value, end of period	$27.18		$24.55		$22.19		$31.89		$39.98
Total return	11.24%		11.36%		(23.26)%		(17.87)%		8.16%
Portfolio turnover†	8%		8%		13%		19%		9%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1,261		$1,099		$969		$1,281		$1,471
Ratio of expenses to average net assets	0.94	%(1)	0.92	%(1)	0.92	%(1)	0.93	%(1)	0.96	%(1)
Ratio of net investment income/(loss) to average net assets	0.55%		0.63%		0.32%		0.06%		(0.05)%

*	Amount represents less than $0.005 per share.

**	Redemption fee instituted on December 1, 2003.

†	For the Portfolio in which the Fund invests.

(1)	Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 1.16%, 1.26%, 1.15%, 1.14%, and 1.01%, for the years ended July 31, 2004, 2003, 2002, 2001, and 2000, respectively.

See Notes to Financial Statements

Domini Social Equity Fund

Financial Highlights

Class R Shares

	For the Period November 28, 2003* to July 31, 2004
For a share outstanding for the period:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain on investments	0.35
Total income from investment operations	0.42
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.14)
Net asset value, end of period	$10.28
Total return	4.14	%**
Portfolio turnover†	8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$34
Ratio of expenses to average net assets	0.63	%(1)
Ratio of net investment income to average net assets	0.79%

*	Commencement of operations.

**	Not annualized.

†	For the Portfolio in which the Fund invests, for the year ended July 31, 2004.

(1)	Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.86% for the period ended July 31, 2004.

See Notes to Financial Statements

Domini Social Equity Fund

Notes to Financial Statements

July 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Equity Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio, a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 84.8% at July 31, 2004). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid semi-annually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

Domini Social Equity Fund / Notes to Financial Statements (Continued)
July 31, 2004

(C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata on a daily basis among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Portfolio has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM  The Index's composition is determined by KLD Research & Analytics, Inc.

(C) Sponsor. Pursuant to a Sponsorship Agreement, Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini to the Portfolio under the Management Agreement, Domini answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund. From January 1, 2001, until November 30, 2003, Domini reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes, and

Domini Social Equity Fund / Notes to Financial Statements (Continued)
July 31, 2004

other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.92% of the average daily net assets representing Investor shares. Effective November 30, 2003, Domini has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund at no greater than 0.95% of the average daily net assets representing Investor shares. Since the inception of Class R shares, Domini has reduced its fee to the extent necessary to keep the average annual operating expenses of the Fund at no greater than 0.63% of the average daily net assets representing Class R shares. The waiver currently in effect is contractual and expires on November 30, 2004, absent an earlier modification by the Board of Trustees, which oversees the Fund. For the year ended July 31, 2004, Domini waived fees totaling $2,705,682.

(D) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan with respect to the Fund's Investor shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of Investor shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2004, additions and reductions in the Fund's investment in the Portfolio aggregated $273,200,753 and $210,588,466, respectively.

4. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended July 31, 2004, is as follows:

	Investor Shares		Class R Shares		Total
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Sold	8,683,618	234,424,116	3,720,672	39,003,400	12,404,290	273,427,516
Issued in reinvestment of distributions and/or dividends	206,809	5,623,005	32,774	348,895	239,583	5,971,900
Redeemed*	(7,256,703)	(196,838,357)	(454,983)	(4,807,134)	(7,711,686)	(201,645,491)
Net Increase	1,633,724	43,208,764	3,298,463	34,545,161	4,932,187	77,753,925

*	Net of redemption fee proceeds of $31,873 and $0, respectively.

Domini Social Equity Fund / Notes to Financial Statements (Continued)
July 31, 2004

Share activity for the year ended July 31, 2003, is as follows:

	Investor Shares
	Shares	Dollars
Sold	9,223,073	204,683,503
Issued in reinvestment of distributions and/or dividends	272,352	6,190,636
Redeemed	(8,402,929)	(186,477,589)
Net Increase	1,092,496	24,396,550

5. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2004, is as follows:

Undistributed ordinary income	$681,402
Accumulated loss carryforwards (ALC)	(153,250,266)
Unrealized appreciation/(depreciation)	20,562,394
Distributable net earnings/(deficit)	$(132,006,470)

The Fund has accumulated capital loss carryforwards of $153,250,266, of which $141,284,431 will expire in the year 2011 and $11,965,835 in the year 2012. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2004	2003
Ordinary income	$6,244,193	$6,559,313
Long-term capital gain	—	—
Total	$6,244,193	$6,559,313

For corporate shareholders, 100% of dividends paid from net investment income were eligible for the corporate dividends received deduction. The Fund intends to designate the maximum amount allowable as qualified dividend income.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Social Equity Fund:

We have audited the accompanying statement of assets and liabilities of Domini Social Equity Fund (the "Fund") as of July 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Oversight Accounting Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 3, 2004

Domini Social Bond Fund

Statement of Assets and Liabilities

July 31, 2004

ASSETS:
Investments at value (cost $58,420,126)	$58,850,080
Interest receivable	568,238
Receivable for capital shares	4,555
Total assets	59,422,873
LIABILITIES:
Payable for capital shares	68,747
Management fee payable	19,989
Other accrued expenses	38,232
Dividend payable	7,127
Total liabilities	134,095
NET ASSETS	$59,288,778
NET ASSETS CONSIST OF:
Paid-in capital	$59,050,686
Accumulated net realized loss from investments	(191,862)
Net unrealized appreciation from investments	429,954
$59,288,778
NET ASSET VALUE PER SHARE
Investor shares
Net asset value, offering price and redemption price per share ($59,287,761 ÷ 5,433,633 outstanding shares of beneficial interest)	$10.91
Class R shares
Net asset value, offering price and redemption price per share ($1,017 ÷ 103 outstanding shares of beneficial interest)	$9.87

See Notes to Financial Statements

Domini Social Bond Fund

Statement of Operations

Year Ended July 31, 2004

INCOME:
Interest income	$2,258,508
EXPENSES:
Management fee (Note 2)	214,119
Transfer agent fees	224,821
Administrative fee (Note 2)	133,824
Distribution fees - Investor shares (Note 2)	133,823
Accounting and custody fees	56,355
Professional fees	56,343
Registration	44,196
Miscellaneous	23,422
Printing	9,007
Trustees fees	1,707
Total Expenses	897,617
Fees Waived (Note 2)	(389,381)
Net Expenses	508,236
NET INVESTMENT INCOME	1,750,272
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments	(160,539)
Net change in unrealized appreciation on investments	(109,265)
Net realized and unrealized loss from investments	(269,804)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,480,468

See Notes to Financial Statements

Domini Social Bond Fund

Statements of Changes in Net Assets

	Year Ended July 31, 2004	Year Ended July 31, 2003
INCREASE IN NET ASSETS:
From Operations:
Net investment income	$1,750,272	$1,432,344
Net realized gain/(loss) on investments	(160,539)	115,536
Net change in unrealized appreciation on investments	(109,265)	(566,810)
Net Increase in Net Assets Resulting from Operations	1,480,468	981,070
Distributions and Dividends:
Dividends to shareholders from net investment income
Investor shares	(1,750,248)	(1,432,344)
Class R shares	(24)	—
Distributions to shareholders from net realized gain
Investor shares	(132,187)	(92,517)
Class R shares	(3)	—
Net Decrease in Net Assets from Distributions and Dividends	(1,882,462)	(1,524,861)
Capital Share Transactions (Note 4):
Proceeds from sale of shares	20,368,846	23,150,485
Net asset value of shares issued in reinvestment of distributions and dividends	1,802,869	1,465,652
Payment for shares redeemed*	(10,333,548)	(8,237,778)
Net Increase in Net Assets from Capital Share Transactions	11,838,167	16,378,359
Total Increase in Net Assets	11,436,173	15,834,568
NET ASSETS:
Beginning of period	47,852,605	32,018,037
End of period	$59,288,778	$47,852,605

*	Net of redemption fee proceeds of $2,766 and $0, respectively.

See Notes to Financial Statements

Domini Social Bond Fund

Financial Highlights

Investor Shares

	Year Ended July 31, 2004		Year Ended July 31, 2003		Year Ended July 31, 2002		Year Ended July 31, 2001		For the Period June 1, 2000* to July 31, 2000

For a share outstanding for the period:
Net asset value, beginning of period	$10.97		$11.03		$10.78		$10.07		$10.00
Income from investment operations:
Net investment income	0.36		0.40		0.48		0.56		0.09
Net realized and unrealized gain/(loss) on investments	(0.03)		(0.03)		0.34		0.71		0.07
Total income from investment operations	0.33		0.37		0.82		1.27		0.16
Less dividends to shareholders from net investment income	(0.36)		(0.40)		(0.48)		(0.56)		(0.09)
Less distributions to shareholders from realized gain	(0.03)		(0.03)		(0.09)		—		—
Total dividends and distributions paid to shareholders	(0.39)		(0.43)		(0.57)		(0.56)		(0.09)
Redemption fee proceeds**	—^		—		—		—		—
Net asset value, end of period	$10.91		$10.97		$11.03		$10.78		$10.07
Total return	3.02%		3.33%		7.85%		12.92%		1.59	%†
Portfolio turnover	46%		24%		71%		71%		18%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$59,288		$47,853		$32,018		$14,014		$4,111
Ratio of expenses to average net assets	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.93	%(1)
Ratio of net investment income to average net assets	3.27%		3.56%		4.40%		5.27%		5.67%

*	Commencement of operations.

**	Redemption fee instituted on December 1, 2003.

†	Not annualized. If annualized, the total return would have been 9.51%.

^	Amount represents less than $0.005 per share.

(1)	Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager not waived its fees, the ratio of expenses to average net assets would have been 1.64%, 1.71%, 1.85%, 2.41%, and 6.78%, for the periods ended July 31, 2004, 2003, 2002, 2001, and 2000, respectively.

See Notes to Financial Statements

Domini Social Bond Fund

Financial Highlights

Class R Shares

	For the Period November 28, 2003* to July 31, 2004
For a share outstanding for the period:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.25
Net realized and unrealized loss on investments	(0.10)
Total income from investment operations	0.15
Less dividends to shareholders from net investment income	(0.25)
Less distributions to shareholders from realized gain	(0.03)
Total dividends and distributions paid to shareholders	(0.28)
Net asset value, end of period	$9.87
Total return	1.45	%**
Portfolio turnover	46	%†
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$1
Ratio of expenses to average net assets	0.63	%(1)
Ratio of net investment income to average net assets	3.41%

*	Commencement of operations.

**	Not annualized.

†	For the period August 1, 2003, through July 31, 2004.

(1)	Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager not waived its fees, the ratio of expenses to average net assets would have been 2,900.15% for the period ended July 31, 2004.

See Notes to Financial Statements

Domini Social Bond Fund

Notes to Financial Statements

July 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Domini Social Bond Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that meet the Fund's social and environmental criteria.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

Domini Social Bond Fund / Notes to Financial Statements (Continued)
July 31, 2004

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Income and Dividends to Shareholders. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(D) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. For the period from November 30, 2003, until November 30, 2004, Domini is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the average daily net assets representing Investor shares. A similar fee waiver arrangement was in effect in prior periods for the Fund's Investor shares. Since the inception of the Class R

Domini Social Bond Fund / Notes to Financial Statements (Continued)
July 31, 2004

shares, Domini has reduced its fee to the extent necessary to keep the average annual operating expenses of the Fund at no greater than 0.63% of the average daily net assets representing Class R Shares. The waiver currently in effect is contractual and expires on November 30, 2004, absent an earlier modification by the Board of Trustees, which oversees the Fund. For the year ended July 31, 2004, Domini waived its entire fee.

(B) Submanager. ShoreBank provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini.

(C) Administrator. Pursuant to an Administration Agreement, Domini provides oversight, administrative, and management services. Domini provides the Fund with general office facilities and supervises the overall administration. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the period from November 30, 2003, until November 30, 2004, Domini is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the average daily net assets representing Investor shares. A similar fee arrangement was in effect in prior periods for the Fund's Investor shares. Since the inception of the Class R shares, Domini has reduced its fee to the extent necessary to keep the average annual operating expenses of the Fund at no greater than 0.63% of the average daily net assets representing Class R shares. The waiver currently in effect is contractual and expires on November 30, 2004, absent an earlier modification by the Board of Trustees, which oversees the Fund. For the year ended July 31, 2004, Domini waived fees totaling $41,439.

(D) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan with respect to the Fund's Investor shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of Investor shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund's average daily net assets representing the Investor shares. For the year ended July 31, 2004, fees waived totaled $133,823.

Domini Social Bond Fund / Notes to Financial Statements (Continued)
July 31, 2004

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2004, cost of purchases and proceeds from sales of investments, other than short-term obligations, aggregated $39,979,486 and $22,901,031, respectively.

4. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended July 31, 2004, is as follows:

	Investor Shares		Class R Shares		Total
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Sold	1,845,937	20,367,846	100	1,000	1,846,037	20,368,846
Issued in reinvestment of distributions and/or dividends	163,545	1,802,842	3	27	163,548	1,802,869
Redeemed*	(938,781)	(10,333,548)	—	—	(938,781)	(10,333,548)
Net Increase	1,070,701	11,837,140	103	1,027	1,070,804	11,838,167

*	Net of redemption fee proceeds of $2,766 and $0, respectively.

Share activity for the year ended July 31, 2003, is as follows:

	Investor Shares
	Shares	Dollars
Sold	2,064,515	23,150,485
Issued in reinvestment of distributions and/or dividends	130,875	1,465,652
Redeemed	(735,383)	(8,237,778)
Net Increase	1,460,007	16,378,359

5. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2004, is as follows:

Undistributed ordinary income	$—
Accumulated loss carryforward	(191,862)
Unrealized appreciation/(depreciation)	429,954
Distributable net earnings/(deficit)	$238,092

The Fund has net realized capital losses of $191,862 incurred during the period from November 1, 2003, through July 31, 2004. These losses are deferred and will be recognized on August 1, 2004, for tax purposes.

Domini Social Bond Fund / Notes to Financial Statements (Continued)
July 31, 2004

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2004	2003
Ordinary income	$1,806,468	$1,442,191
Long-term capital gain	75,994	82,670
Total	$1,882,462	$1,524,861

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Social Bond Fund:

We have audited the accompanying statement of assets and liabilities of Domini Social Bond Fund (the "Fund"), including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Oversight Accounting Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Bond Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 3, 2004

Trustees and Officers

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust and the Domini Social Index Portfolio as of July 31, 2004. Asterisks indicate that those Trustees and Officers are "interested persons" (as defined in the Investment Company Act of 1940) of the Funds. Each Trustee and each Officer of the Trust and the Portfolio noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Funds nor the Portfolio holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

Interested Trustee and Officer

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (54) Chair, Trustee, and President of the Trust and the Portfolio since 1990	President and CEO (since 2002) and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (since 2003); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (since 2002); Trustee, New England Quarterly (periodical) (since 1998); Board Member, Social Investment Forum (trade organization) (1995-1999); Trustee, Episcopal Church Pension Fund (since 1994); CEO, Secretary, and Treasurer, KLD Research & Analytics, Inc. (social research provider) (1990-2000); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987).	4

Disinterested Trustees

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee

Julia Elizabeth Harris (56) Trustee of the Trust and the Portfolio since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (since 2004); Trustee, Fiduciary Trust Company (financial institution) (since 2001); Director and Treasurer, Boom Times, Inc. (membership organization) (1997-1999); Vice President, UNC Partners, Inc. (financial management) (since 1990).	4

Trustees and Officers

Disinterested Trustees (Continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee

Kirsten S. Moy (57) Trustee of the Trust and the Portfolio since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Group Leader, Financial Innovations Roundtable (research) (2000-2001); Member, Board of Overseers, Graduate Program in Community Development at Southern New Hampshire University (1999-2002); Consultant on Social Investments, Equitable Life/AXA (1998-2001); Project Director, Community Development Innovation and Infrastructure Initiative (research) (1998-2001).	4
William C. Osborn (60) Trustee of the Trust since 1990 and the Portfolio since 1997	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/Consultant, Arete Corporation (venture capital) (1999-2004); Director, World Power Technologies, Inc. (power equipment production) (since 1999); Director, Investors' Circle (socially responsible investor network) (since 1999); Principal/Manager, Venture Investment Management Company LLC (venture capital) (1996-1999).	4
Karen Paul (59) Trustee of the Trust since 1990 and the Portfolio since 1997	Visiting Professor, Escuela Graduado Administración Dirección Empresas, Instituto Tecnológico y de Estudios Superiores de Monterrey (2004); Professor, Catholic University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002); Professor of Management and International Business, Florida International University (since 1990).	4
Gregory A. Ratliff (44) Trustee of the Trust and the Portfolio since 1999	Community Investment Consultant (self-employment) (since 2002); Senior Fellow, The Aspen Institute (research and education) (2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation (1997-2002).	4

Trustees and Officers

Disinterested Trustees (Continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee

John L. Shields (51) Trustee of the Trust and the Portfolio since 2004	Advisory Board Member, Vestmark, Inc. (software company) (since 2003); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (since 2002); President and CEO, Citizens Advisers, Inc. (1998-2002); President and CEO, Citizens Securities, Inc. (1998-2002); President and Trustee, Citizens Funds (1998-2002).	4
Frederick C. Williamson, Sr. (88) Trustee of the Trust since 1997 and the Portfolio since 1990	President's Advisory Board, Salve Regina University, Newport, R.I. (since 1999); Board Member, Preserve Rhode Island (nonprofit preservation) (since 1999); Board of Directors, Grow Smart Rhode Island (nonprofit state planning) (since 1998); Advisor, National Parks and Conservation Association (1997-2001); Chairman, Rhode Island Historical Preservation and Heritage Commission (state government) (since 1995); Treasurer and Trustee, RIGHA Foundation (charitable foundation supporting healthcare needs) (since 1994); Trustee, National Park Trust (nonprofit land acquisition) (since 1983); Trustee, Rhode Island Black Heritage Society (nonprofit education) (since 1974); State Historic Preservation Officer (state government) (since 1969).	4

Officers

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee

Elizabeth L. Belanger* (32) Secretary of the Trust and the Portfolio since 2004	Chief Compliance Officer (since 2004) and Director of Compliance (since 2003), Domini Social Investments LLC; Associate, Bingham McCutchen LLP (law firm) (1997-2003).	N/A
Adam M. Kanzer* (38) Chief Legal Officer of the Trust and the Portfolio since 2003	General Counsel and Director of Shareholder Advocacy, Domini Social Investments LLC (since 1998).	N/A

Trustees and Officers

Officers (Continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in the Domini Family of Funds Overseen by Trustee

Carole M. Laible* (40) Treasurer of the Trust and the Portfolio since 1997	Chief Operating Officer (since 2002) and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC.	N/A
Steven D. Lydenberg* (58) Vice President of the Trust and the Portfolio since 1990	Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Director (1990-2003) and Director of Research (1990-2001), KLD Research & Analytics, Inc. (social research provider).	N/A

The Funds' Statement of Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

Proxy Voting Information

The Domini Funds' Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission's (SEC) website at www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini's website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule
Information

The Domini Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds' Forms N-Q will be available on the EDGAR database on the SEC's website at www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q will also be available to be viewed at www.domini.com.

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Domini Funds

P.O. Box 9785
Providence, RI 02940-9785
1-800-582-6757
www.domini.com

Investment Manager and Sponsor: Domini Social Investments LLC 536 Broadway, 7th Floor New York, NY 10012	Transfer Agent: PFPC Inc. 760 Moore Road King of Prussia, PA 19406
Investment Submanagers: Domini Social Index Portfolio SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111	Custodian: Investors Bank & Trust Company 200 Clarendon Street Boston, MA 02116
Domini Social Bond Fund ShoreBank 7054 S. Jeffery Boulevard Chicago, IL 60649	Independent Registered Public Accounting Firm: KPMG LLP 99 High Street Boston, MA 02110
Distributor: DSIL Investment Services LLC 536 Broadway, 7th Floor New York, NY 10012 1-800-762-6814	Legal Counsel: Bingham McCutchen LLP 150 Federal Street Boston, MA 02110

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

John L. Shields, a member of the Audit Committee, has been determined by the
Board of Trustees of the registrant in its reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an "independent"
member of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

For the fiscal years ended July 31, 2004, and July 31, 2003, the aggregate audit fees billed to the registrant by KPMG LLP ("KPMG") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund                                   2004                2003
----                                   ----                ----
Domini Social Equity Fund              $12,000             $11,000
Domini Social Bond Fund                $19,000             $18,000

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant's financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2004, and
July 31, 2003.

There were no audit-related fees billed by KPMG for the fiscal years ended July
31, 2004, and July 31, 2003, that were required to be approved by the registrant's Audit Committee for services rendered on behalf of Domini Social
Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant ("Service
Providers").

(c) Tax Fees

In each of the fiscal years ended July 31, 2004, and July 31, 2003, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund                                  2004                 2003
----                                  ----                 ----
Domini Social Equity Fund             $4,750               $11,000
Domini Social Bond Fund               $4,750               $6,400

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2004, and July 31, 2003, that were required to be approved by the registrant's Audit
Committee for services rendered on behalf of the registrant's Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31,
2004, and July 31, 2003, for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31,
2004, and July 31, 2003, that were required to be approved by the registrant's
Audit Committee for other non-audit services rendered on behalf of the registrant's Service Providers.

(e)(1) The registrant's Audit Committee must pre-approve all audit and non-audit services provided by KPMG relating to the operations or financial reporting of the registrant and all non-audit services provided by KPMG to the registrant's
Service Providers if the engagement relates directly to the operations and financial reporting of the registrant. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of KPMG is as follows:

Fund                                      2004
----                                      ----
Domini Social Equity Fund                 0%
Domini Social Bond Fund                   0%

(g) There were no non-audit fees billed by KPMG, the registrant's accountant, for services rendered to the registrant's Service Providers for the last two fiscal years of the registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2004, were $9,500, and for the fiscal year ended July 31, 2003, were $17,400.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the registrant has adopted procedures by which shareholders may submit recommendations for nominees to the registrant's Board.
The shareholder must submit any such recommendation in writing to the registrant, to the attention of the Secretary, at the address of the principal executive offices of the registrant. A shareholder recommendation must include:
(i) certain identifying information regarding the nominee; (ii) the written and signed consent of the candidate proposed as a nominee; (iii) the name of the recommending shareholder; (iv) the number of shares owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy L.
Domini, the registrant's President and Principal Executive Officer, and Carole
M. Laible, the registrant's Treasurer and Principal Financial Officer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)
of the Investment Company Act of 1940) and evaluated

their effectiveness. Based on their evaluation, Ms. Domini and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form
N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940)
that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment
Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment
Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities
Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United
States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST

By: /s/ Amy L. Domini
    ------------------------------------------
    Amy L. Domini
    President

Date: October 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Amy L. Domini
    ------------------------------------------
    Amy L. Domini
    President (Principal Executive Officer)

Date: October 6, 2004

By: /s/ Carole M. Laible
    ------------------------------------------
    Carole M. Laible
    Treasurer (Principal Financial Officer)

Date: October 6, 2004